DREYFUS CAPITAL VALUE FUND (A Premier Fund)            SEPTEMBER 30, 1995
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The general stock market has risen sharply during the past year in parallel with long-term Treasury bonds and strong earnings. This has been in contradiction to the investment approach of The Dreyfus Capital Value Fund (A Premier Fund). The stock market remains at what has, in the past, proved to be very expensive valuation levels, particularly as measured by dividend yields on both an absolute basis and relative to Treasury bill yields. Gauging the future direction of the market becomes more complex when one considers that inflation remains tame, earnings continue to be strong, and interest rates are declining. We feel that the correction of today's overvaluation of financial assets will ultimately be triggered by a change in the direction of any one of these bullish supports to stock prices.
    For the fiscal year ended September 30, 1995, the Fund's Class A shares posted a total return of -8.58%.* The Fund's Class B shares posted a total return of -9.27%.* For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") rose 29.71%.** Since their inception on August 22, 1995 through September 30, 1995, the Fund's Class C and Class R shares posted aggregate total returns of -2.26% and -2.03%, respectively.*
    Currently, the Fund holds index put positions and short positions that should benefit from declines in the equity markets. The S&P 500 advanced during the fiscal year, with the result that the value of the Fund's options declined, but the capital lost has been limited to the cost of premiums paid. The Fund has also lost value by selling both stocks and S&P 500 futures short. Through our discipline of limiting losses, the Fund has exited these positions during certain periods of the year. The bulk of the Fund's losses during the last fiscal year can be attributed to these positions.
    The Fund's gold share position stands at 26% of the total portfolio. Gold bullion has failed to penetrate the $400 per ounce level significantly for the past five years. Each rally approaching $400 per ounce is met by supply from either central banks or gold mining companies selling their production forward. At some point this supply could shift sharply into demand. Forward selling of mine production is essentially a short position, which producers may scramble to reverse in a rising gold market, while the complacency of central banks may be altered due to a shift in the public's current positive attitude toward financial assets. The gold share position has done little to alter the performance of the Fund over the last year with the exception of some net trading profits. We still believe that, should the gold market penetrate the $400 per ounce level, it will precipitate a continuing rise that will be both quick and sharp, warranting our core position.
    We have maintained a 34% position in debt securities denominated in Deutschemarks, Swiss francs, and Dutch guilders. The dollar's slide during the first half of the fiscal year produced currency gains from these positions. When it appeared that the dollar had stabilized, we hedged the currency exposure. While we have maintained the hedge, we will continue to monitor this position in the hope that the Fund can take advantage of another dollar slide.
    The Fund has purchased securities in a number of emerging markets. These include debt securities of Russia, Venezuela and Argentina along with closed-end investment funds that invest in Vietnam and Russia. In total, this asset class has proven to be very profitable for the Fund.
    Japan, a land mass the size of California, has a GDP in dollars roughly equal to the U.S. This, along with other measures of valuation, recent trade figures and Japan's continuing real estate problems, points to a lower yen relative to the dollar and higher interest rates. The Fund has purchased put options that would benefit if either the Japanese bond market or the relative value of the Japanese yen declines. This position has been profitable for the Fund as the yen/dollar foreign exchange rate has moved from 85 to 100.

    The Fund has also purchased Japanese equities while hedging the currency exposure this creates. The Japanese stock market appears to offer value after declining over 50% from its peak in 1989. Even though Japan is facing a difficult real estate problem, and the stock market still appears expensive relative to earnings, there seem to be some signs of a change. The Japanese market is cheap relative to book value and short-term interest rates. Technical indicators such as volatility and volume patterns point to an end of the six-year bear market. Most important, earnings are due to rebound as the government provides liquidity to the economy to mitigate its real estate problems, a situation similar to that of the U.S. in 1991. In addition, a weaker yen will improve the health of export-oriented Japan tremendously by making the price of its goods more competitive. The Fund has realized a small profit on this investment theme.
    The Fund holds Interest Only securities ("IOs"), which are one of the cheapest and most liquid means to benefit from rising interest rates. Since rates have not moved materially, the value of the Fund's IO investment position has remained roughly the same.
    The Fund's continued search for value in the stock market has resulted in positions in companies such as Dole Food, Hartmarx, Horsham, P.T. Tri Polyta Indonesia A.D.R., Duty Free International and Teledyne. These companies appear to trade at a substantial discount to their net asset value, and now account for approximately 4% of the Fund's portfolio.
    In summary, the Fund's positions will generally benefit from stock market declines, interest rate increases, a declining Japanese yen, rising gold shares and a number of special situations both in the U.S. and abroad. In addition, it will continue to hold a significant U.S. Treasury bill position in anticipation of buying stocks at much cheaper levels.
    The performance of the Fund has been poor over the last fiscal year. While many themes that the Fund invested in have worked out well, the primary thrust - profiting during a bear stock market - has proven to be a disaster of late. Our investment policy committee has always understood that the price for being bearish too early is poor performance, both absolute and relative. In an attempt to limit losses during a rising market and minimize weak absolute returns, the Fund has adhered to a policy of buying put options along with a strict discipline of exiting short positions when appropriate. During the last few years, the markets have surely tested our conviction, but we feel more strongly than ever that today's investors should take a cautious and conservative stance toward financial assets.
                              Sincerely,



                              Comstock Partners, Inc.
                              Investment Policy Committee
October 19, 1995
Jersey City, N.J.
* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)             SEPTEMBER 30, 1995
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS CAPITAL VALUE FUND (A PREMIER FUND) CLASS A SHARES AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

Dollars
$44,171
Standard & Poor's 500
Composite
Stock Price Index*
$22,730
Dreyfus Capital Value
Fund (Class A Shares)
*Source: Lipper Analytical Services, Inc.
[Exhibit A]
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of the Dreyfus Capital Value Fund on 10/10/85 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes the value of the Index on 9/30/85 is used as the beginning value on 10/10/85. All dividends and capital gain distributions are reinvested. Performance for Class B shares, Class C shares and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)          SEPTEMBER 30, 1995

AVERAGE ANNUAL TOTAL RETURNS
                                      CLASS A                                                                CLASS B
                             ---------------------------------                                ------------------------------
                                                                                                           % Return Reflecting
                                                 % Return                                                  Applicable Contingent
                                                 Reflecting                                   % Return        Deferred Sales
                          % Return Without      Maximum Initial                               Assuming No      Charge Upon
PERIOD ENDED 9/30/95        Sales Charge        Sales Charge (4.5%)   PERIOD ENDED 9/30/95    Redemption       Redemption*
--------------------         ----------         ------------------    -------------------     ----------       ---------------
1 Year                        (8.58)%              (12.70)%          1 Year                     (9.27)%          (12.83)%
5 Years                       (1.28)                (2.19)           From Inception (1/15/93)    0.83            (0.26)
From 4/28/87**                 4.93                  4.36
From Inception (10/10/85)      9.08                  8.58

ACTUAL AGGREGATE TOTAL RETURNS
                                    CLASS C                                                               CLASS R
                             ----------------------------                                      ------------------------------
                                             % Return Reflecting
                                             Applicable Contingent
                             % Return        Deferred Sales
                            Assuming No      Charge Upon
                             Redemption      Redemption***
                             ________        __________________
From Inception (8/22/95)                                             From Inception (8/22/95)
  to September 30, 1995       (2.26)%              (3.23)%           to September 30, 1995                       (2.03)%

      *  Maximum contingent deferred sales charge for Class B shares is 4%
and is reduced to 0% after six years.
    **    The Fund changed its investment objective as of April 28, 1987.
  ***Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.



DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS                                                                                   SEPTEMBER 30, 1995
COMMON STOCKS-40.1%                                                                                 SHARES               VALUE
                                                                                                    --------           -------
    BASIC INDUSTRIES-29.4%
                 Gold Mining-26.4%  Amax Gold.............................        (a)                225,500         $1,381,188
                                     Ashanti Goldfields, G.D.R. ..........        (b)                425,000          8,526,563
                                     Barrick Gold...........................                         261,200          6,758,550
                                     Battle Mountain Gold...................                         215,000          2,123,125
                                     Cambior................................                         150,000          1,593,128
                                     Driefontein Consolidated, A.D.R. ......                         127,000          1,730,375
                                     East Rand Gold & Uranium, A.D.R. ......                         100,000            290,000
                                     Echo Bay Mines.........................                         250,000          2,718,750
                                     Elandsrand Gold Mining, A.D.R. ........                         251,100          1,462,657
                                     Free State Consolidated Gold Mines, A.D.R.                      135,000          1,535,625
                                     Goldcorp, Cl. A........................                         237,860          2,348,994
                                     Golden Shamrock Mines................        (a)                440,000            272,945
                                     Hartebeesfontein Gold Mining, A.D.R. ..                         433,000          1,309,825
                                     Hecla Mining.........................        (a)                313,500          3,801,188
                                     Homestake Mining.......................                         424,800          7,221,600
                                     Kinross Mines, A.D.R. .................                         144,000          1,584,000
                                     Newmont Gold...........................                         200,000          8,100,000
                                     Newmont Mining.........................                         118,000          5,015,000
                                     Pegasus Gold.........................        (a)                363,300          4,949,962
                                     Placer Dome............................                         501,400         13,161,750
                                     Royal Oak Mines......................        (a)                400,000          1,725,000
                                     Santa Fe Pacific Gold................        (a)                677,082          8,548,160
                                     TVX Gold.............................        (a)                467,000          3,269,000
                                     Vaal Reefs Exploration & Mining, A.D.R.                         347,500          2,280,469
                                     Western Area Gold Mining, A.D.R. ......                          18,100            313,356
                                     Western Deep Levels, A.D.R. ...........                          38,000          1,313,375
                                     Winkelhaak Mines, A.D.R. ..............                         175,600          1,569,425
                                                                                                                    -----------
                                                                                                                     94,904,010
                                                                                                                    -----------
                       Metals-3.0%  Freeport-McMoRan Copper & Gold, Cl. A...                         400,000         10,250,000
                                     Impala Platinum Holdings, A.D.R. ......                          15,000            371,816
                                                                                                                    -----------
                                                                                                                     10,621,816
                                                                                                                    -----------
                                     TOTAL BASIC INDUSTRIES.................                                        105,525,826
                                                                                                                    ============
    RESTRUCTURING-10.7%
                  Broadcasting-.5%  Tele-Communications Liberty Media, Cl. A.                         17,500            468,125
                                     Tele-Communications-TCI, Cl. A.......        (a)                 70,000          1,225,000
                                                                                                                    -----------
                                                                                                                      1,693,125
                                                                                                                    -----------
                     Chemicals-.6%  P.T. Tri Polyta Indonesia, A.D.R. ......                         102,000          2,193,000
                                                                                                                    -----------
                 Conglomerates-.6%  Teledyne................................                          75,000          2,034,375
                                                                                                                    -----------
          Electrical Equipment-.3%  Hitachi, A.D.R. ........................                          10,000          1,101,250
                                                                                                                    -----------
                        Energy-.8%  Baker Hughes............................                         150,000          3,056,250
                                                                                                                    -----------

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                     SEPTEMBER 30, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES           VALUE
                                                                                                     _______         _______
    RESTRUCTURING (CONTINUED)
           Foods and Beverages-.6%  Dole Food...............................                          68,200        $ 2,361,425
                                                                                                                    -----------
            Holding Companies-1.7%  Horsham.................................                         464,200          6,092,625
                                                                                                                    -----------
                   Industrial-1.5%  Pepgro .................................                         848,700          2,760,425
                                     Pepgro ((N) Shares)....................                         848,700          2,557,025
                                                                                                                    -----------
                                                                                                                      5,317,450
                                                                                                                    -----------
                 Miscellaneous-.7%  Fleming Russia Securities Fund..........                         220,765          1,545,355
                                     Lazard Vietnam Fund....................                          87,000            913,500
                                                                                                                    -----------
                                                                                                                      2,458,855
                                                                                                                    -----------
                           Oil-.9%  Amerada Hess............................                          31,000          1,507,375
                                     Total S.A., A.D.R. ....................                          54,000          1,626,750
                                                                                                                    -----------
                                                                                                                      3,134,125
                                                                                                                    -----------
      Oil and Gas Exploration-.3%    Petro-Canada...........................                         113,500          1,223,756
                                                                                                                    ___________
                      Retail- 1.6%  Duty Free International.................                         111,200          1,417,800
                                     Hartmarx.............................        (a)                260,000          1,560,000
                                     K mart............................                              187,000          2,711,500
                                                                                                                    ___________
                                                                                                                      5,689,300
                                                                                                                    ___________
                Semiconductors-.6%  Fujitsu ................................                          27,000            338,176
                                     NEC, A.D.R. ...........................                          18,400          1,285,700
                                     OKI Electric Industry................        (a)                 32,000            294,349
                                     Toshiba................................                          37,000            268,788
                                                                                                                    ___________
                                                                                                                      2,187,013
                                                                                                                     ___________

                                     TOTAL RESTRUCTURING....................                                         38,542,549
                                                                                                                     ============
                                     TOTAL COMMON STOCKS
                                       (cost $124,782,969)..................                                       $144,068,375
                                                                                                                    ============
PREFERRED STOCKS-.1%
                    Conglomerates;  Teledyne, Series E
                                       (cost $11,063).......................                             750          $  10,406
                                                                                                                     ============
                                                                                                   CONTRACTS
                                                                                                    SUBJECT
PUT OPTIONS-2.6%                                                                                    TO PUT
                                                                                                     _______
                                     AMEX Security Broker/Dealer Index:
                                       January `96 @ $355...................                          33,400           $ 81,413
                                     Brokerage Basket;
                                       November `95 @ $95.................        (n)                224,323                  0
                                     Nasdaq 100 Index:
                                       March `96 @ $550.....................                           4,000             76,000
                                       June `96 @ $550......................                           3,500             84,438

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                SEPTEMBER 30, 1995

                                                                                                   CONTRACTS
                                                                                                   SUBJECT
PUT OPTIONS (CONTINUED)                                                                            TO PUT               VALUE
                                                                                                   _______              _______
                                     Philadelphia Semi-Conductor Index;
                                       June `96 @ $280......................                           4,200           $152,250
                                     Standard & Poor's 500 Index Flex
                                     Options:
                                       December `95 @ $450..................                         122,000             26,688
                                       December `96 @ $525..................                          32,500            365,625
                                     Standard & Poor's 500 Index:
                                       December `95 @ $375..................                          45,500              5,687
                                       December `95 @ $400..................                          45,500              2,844
                                       December `95 @ $450..................                          71,500             20,109
                                       December `95 @ $475..................                          40,100             15,037
                                       December `95 @ $485..................                          30,000             15,000
                                       December `95 @ $550..................                          41,500            140,063
                                       March `96 @ $453...................        (n)                 90,930              3,637
                                       March `96 @ $500.....................                         113,000            268,375
                                       March `96 @ $525.....................                          84,000            351,750
                                       June `96 @ $450......................                          23,500             36,719
                                       June `96 @ $475......................                         113,000            268,375
                                       June `96 @ $500......................                          73,000            310,250
                                       June `96 @ $550......................                          52,000            546,000
                                       September `96 @ $550.................                         101,000          1,350,875
                                       December `96 @ $525..................                          32,500            357,500

                                                                                                PRINCIPAL
                                                                                                AMOUNT
                                                                                                SUBJECT
                                                                                                TO PUT
                                                                                                -------
                                     Japanese Government Bond:
                                       4.60%, 9/20/2004:
                                            May `96 @ $1.288............... (c,d,n)            $  27,955,912          2,591,910
                                           June `96 @ $1.343................(c,d,n)               13,271,002          2,248,909
                                     U.S. Treasury Bond;
                                       7.625%, 2/15/2025;
                                        April `96 @ $103.078................(n)                   30,000,000            120,000
                                                                                                                   ___________
                                     TOTAL PUT OPTIONS
                                       (cost $25,556,433)...................                                         $9,439,454
                                                                                                                   =============
                                                                                                PRINCIPAL
BONDS AND NOTES-37.4%                                                                           AMOUNT
                                                                                                --------
          BONDS-36.6%..........      Argentinian Securities;
                                       Republic of Argentina,
                                          5%, 3/31/2023................(e,f,g)                  $  2,250,000         $1,092,656
                                     Austrian Securities;
                                       Republic of Austria,
                                         4.50%, 2/12/2000................(h)                      27,744,166         28,881,677

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                     SEPTEMBER 30, 1995

                                                                                               PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                    AMOUNT                  VALUE
                                                                                              -------                 -------
              BONDS (CONTINUED)...... Danish Securities;
                                       Kingdom of Denmark,
                                       4.25%, 9/30/1999................(h)                     $  12,964,564       $ 13,411,841
                                     Dutch Securities;
                                       Netherlands Government,
                                       7.25%, 7/15/1999................(j)                         4,062,754          4,308,550
                                     German Securities;
                                       Bundesrepublik Deutschland:
                                        8.50%, 4/22/1996................(i)                       42,337,299         43,323,758
                                          9%, 10/20/2000................(i)                       16,710,987         18,893,442
                                          8.875%, 12/20/2000............(i)                       12,596,221         14,193,422
                                     Venezuelan Securities;
                                       Republic of Venezuela,
                                          6.75%, 3/31/2020.............(e,f)                      14,000,000
                                                                                                                      7,175,000
                                                                                                                   ___________
                                                                                                                    131,280,346
                                                                                                                   ___________
                  NOTES-.8%          Federal National Mortgage Association,
                                       Non-Callable Strips, (collateralized by
                                       FNMA Strip, 10/1/2024) Cl. 267-2,
                                       8.50%, 10/25/2024 (Interest Only Obligation)               11,748,490 (k)      2,915,094
                                                                                                                   ___________
                                     TOTAL BONDS AND NOTES
                                       (cost $115,829,424)..................                                       $134,195,440
                                                                                                                   =============
LOAN PARTICIPATIONS-2.3%
                           FOREIGN LOAN PARTICIPATIONS:Vnesheconombank (Bank for Foreign
                                       Economic Affairs of the USSR)
                                       5/3/2025...................      (h,n)                    $19,446,845        $ 6,077,139
                                       5/3/2025..................      (i,n)                       6,298,111          2,212,211
                                                                                                                   ___________
                                     TOTAL LOAN PARTICIPATIONS
                                       (cost $6,703,509)....................                                       $  8,289,350
                                                                                                                  =============
SHORT-TERM INVESTMENTS-21.5%
               U.S. TREASURY BILLS:. 5.35%, 10/5/95                    (l,m)                    $ 44,201,000       $ 44,169,617
                                     5.35%, 10/12/95..............     (l,m)                       3,453,000          3,447,026
                                     5.36%, 11/9/95.........................                         409,000            406,595
                                     5.38%, 11/16/95........................                      16,567,000         16,452,191
                                     5.37%, 11/24/95................    (l,m)                      9,429,000          9,352,625
                                     5.24%, 12/7/95.........................                       3,377,000          3,343,028
                                                                                                                   ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $77,178,940)...................                                       $ 77,171,082
                                                                                                                  =============
DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                   SEPTEMBER 30, 1995
                                                                                                                    VALUE
                                                                                                                    _______
TOTAL INVESTMENTS (cost $350,062,338)  ................................                      104.0%                $373,174,107
                                                                                             ======               =============
LIABILITIES, LESS CASH AND RECEIVABLES .....................................                 (4.0%)              $  (14,273,638)
                                                                                             ======               =============
NET ASSETS..................................................................                  100.0%              $ 358,900,469
                                                                                             ======               =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, this security amounted to $8,526,563 or 2.4% of net assets.
    (c) Strike price converted to U.S. Dollars at the prevailing rate of exchange.
    (d)  Denominated in Japanese Yen.
    (e)  Denominated in U.S. Dollars.
    (f)  Secured by U.S. Treasury securities.
    (g)  Scheduled variable interest rate.
    (h)  Denominated in Swiss Francs.
    (i)  Denominated in German Marks.
    (j)  Denominated in Dutch Guilder.
    (k)  Notional face amount.
    (l)  Partially held by broker as collateral for open short positions.
    (m) Partially held by the custodian in a segregated account as collateral for open financial futures positions.
    (n) Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $13,253,806, represents approximately 3.7% of net assets:




                                                         ACQUISITION      PURCHASE        PERCENTAGE OF
PUT OPTIONS:                                                DATE            PRICE         NET ASSETS      VALUATION*
-----------                                                --------         -----          --------       ---------
Brokerage Basket**
    November `95 @ $95.......................            11/11/94           $ 5.70            0.00         fair value
Japanese Government Bond:
    4.60%, 9/20/2004, May `96 @ $1.288.......             5/16/95           $  .07            0.72         fair value
    4.60%, 9/20/2004, June `96 @ $1.343......             6/21/95           $  .08            0.63         fair value
Standard & Poor's 500 Index
    March `96 @ $453.........................            12/14/94           $21.99            0.00         fair value
U.S. Treasury Bond;
    7.625%, 2/15/2025, April `96 @ $103.078..              4/12/95           $4.72            0.03         fair value
LOAN PARTICIPATIONS;
_____________________
Vnesheconombank (Bank for Foreign Economic Affairs
    of the USSR)
      5/3/2025...............................              5/2/95            $ .24            2.30         fair value
      6/29/95
*  The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
** Consists of Common Stocks of six publicly traded brokerage firms.



DREYFUS CAPITAL VALUE FUND (A Premier Fund)

STATEMENT OF FINANCIAL FUTURES                             SEPTEMBER 30, 1995
                                                                                                                    UNREALIZED
                                                                            MARKET VALUE                           APPRECIATION
                                                           NUMBER OF        COVERED                               (DEPRECIATION)
FINANCIAL FUTURES PURCHASED;                               CONTRACTS        BY CONTRACTS         EXPIRATION         AT 9/30/95
                                                         ------------       -------------         ---------        -------------
Nikkei 225...................................                 22             $ 1,980,550         December `95          $(23,400)
FINANCIAL FUTURES SOLD SHORT:
Hang Seng....................................                 70              (4,371,553)        October `95             (3,625)
Japanese Yen.................................                 22              (2,823,975)        March `96               84,000
                                                                                                                         -------
                                                                                                                       $ 56,975
                                                                                                                       =========

See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF SECURITIES SOLD SHORT                        SEPTEMBER 30, 1995
COMMON STOCKS-18.9%                                                                                SHARES             VALUE
                                                                                                 ___________       _____________
           AUTO RELATED-.3%......  Ford Motor                                                      40,000          $1,245,000
                                                                                                                   -------------
                  COMPUTERS-.4%.....  Compaq Computer                                              32,000           1,548,000
                                                                                                                   -------------
               CONSUMERS-6.1%..      Anheuser-Busch                                                 5,700             355,537
                                     B.A.T. Industries, A.D.R. .............                       23,100             392,700
                                     Clorox.................................                       22,000           1,570,250
                                     Coca-Cola..............................                       41,000           2,829,000
                                     Disney (Walt) .........................                       10,000             573,750
                                     General Mills..........................                       52,000           2,899,000
                                     Gillette...............................                       23,000           1,095,375
                                     Heinz (H.J.)...........................                       35,900           1,642,425
                                     Kellogg................................                       50,000           3,618,750
                                     Reebok International...................                       53,900           1,852,813
                                     Rubbermaid.............................                       60,300           1,665,787
                                     Sara Lee...............................                       81,000           2,409,750
                                     Wrigley, (Wm), Jr......................                       20,000           1,010,000
                                                                                                                   _____________
                                                                                                                   21,915,137
                                                                                                                   _____________
    .......FINANCE-4.2%..........    ADVANTA, Cl. A                                                 2,500             112,500
                                     Alex Brown.............................                       19,900           1,161,663
                                     Bear Stearns...........................                      122,587           2,635,620
                                     CMAC Investment........................                       15,000             789,375
                                     Conseco................................                       22,000           1,152,250
                                     MGIC Investment........................                       22,000           1,259,500
                                     Merrill Lynch..........................                       42,000           2,625,000
                                     PMI Group..............................                       10,000             473,750
                                     Paine Webber Group.....................                       88,000           1,738,000
                                     Schwab (Charles).......................                       80,000           2,240,000
                                     United Asset Management................                       20,000             802,500
                                                                                                                   _____________
                                                                                                                   14,990,158
                                                                                                                   _____________
              HEALTH CARE-.3%...     Healthsource                                                  23,000           1,106,875
                                                                                                                   _____________
   MACHINERY-CONSTRUCTION &
                  MATERIAL-.7%....... Deere & Co                              ...............      18,200           1,481,025
                                     Ingersoll-Rand.........................                       26,500             993,750
                                                                                                                   _____________
                                                                                                                    2,474,775
                                                                                                                   _____________
                  RESTAURANTS-.6%.   Outback Steakhouse                                            74,500           2,290,875
                                                                                                                   _____________
                 RETAIL-1.5%........ Home Depot                                                    64,233           2,561,291
                                     Sysco..................................                       25,000             681,250
                                     Wal-Mart Stores........................                       81,000           2,014,875
                                                                                                                   _____________
                                                                                                                    5,257,416
                                                                                                                   _____________
              TECHNOLOGY-4.2%....    American Power Conversion                                     47,000             575,750
                                     Applied Materials......................                       16,700           1,707,575
                                     Integrated Device Technology...........                       36,000             900,000
                                     Intel .................................                       30,600           1,839,825

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF SECURITIES SOLD SHORT (CONTINUED)             SEPTEMBER 30, 1995
COMMON STOCKS (CONTINUED)                                                                      SHARES                VALUE
                                                                                             __________             _________
TECHNOLOGY (CONTINUED).......        KLA Instruments                                               19,500        $  1,564,875
                                     Kulicke & Soffa Industries.............                       38,000           1,387,000
                                     Maxim Integrated Products..............                       15,000           1,110,000
                                     Micron Technology......................                       10,000             795,000
                                     Microsoft..............................                       11,000             995,500
                                     Motorola...............................                       21,000           1,603,875
                                     Novellus Systems.......................                       14,000             980,000
                                     Texas Instruments......................                       20,000           1,597,500
                                                                                                                   _____________
                                                                                                                   15,056,900
                                                                                                                   _____________
      TELECOMMUNICATIONS-.6%          Hong Kong Telecom, A.D.R.                                   114,000           2,080,500
                                                                                                                   _____________
                                     TOTAL SECURITIES SOLD SHORT
                                       (proceeds $65,428,414)...............                                      $67,965,636
                                                                                                                   ==============


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF ASSETS AND LIABILITIES                                                                          SEPTEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $350,062,338)-see statement.....................................                                       $373,174,107
    Cash....................................................................                                            620,787
    Receivable from broker for proceeds on securities sold short............                                         65,428,414
    Dividends and interest receivable.......................................                                          5,945,967
    Receivable for investment securities sold...............................                                          1,234,459
    Receivable for subscriptions to Common Stock............................                                            236,972
    Prepaid expenses........................................................                                             76,703
                                                                                                                  _____________
                                                                                                                    446,717,409
LIABILITIES:
    Due to investment adviser...............................................                 $132,304
    Due to sub-investment adviser...........................................                   93,263
    Due to Distributor......................................................                  130,083
    Securities sold short, at value
      (proceeds $65,428,414)-see statement..................................               67,965,636
    Bank loans payable-Note 2...............................................               10,000,000
    Net unrealized depreciation on forward currency
      exchange contracts-Note 4(a)..........................................                5,203,133
    Payable for investment securities purchased.............................                2,539,142
    Payable for Common Stock redeemed.......................................                1,335,306
    Interest payable........................................................                   56,623
    Payable for futures variation margin-Note 4(a)..........................                    6,806
    Accrued expenses........................................................                  354,644                87,816,940
                                                                                              -------             ____________
NET ASSETS..................................................................                                       $358,900,469
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $469,863,103
    Accumulated undistributed investment income-net.........................                                         14,105,924
    Accumulated net realized (loss) on investments, securities sold short,
      foreign currency transactions and financial futures...................                                       (140,552,041)
    Accumulated net unrealized appreciation on investments, securities sold short, and foreign currency transactions
      (including $56,975 net unrealized appreciation
      on financial futures)-Note 4(b).......................................                                         15,483,483
                                                                                                                  _____________
NET ASSETS at value.........................................................                                       $358,900,469
                                                                                                                   =============


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)            SEPTEMBER 30, 1995
Shares of Common Stock outstanding:
    Class A Shares
      (100 million shares of $.01 par value authorized).....................                                         25,543,483
                                                                                                                   =============
    Class B Shares
      (100 million shares of $.01 par value authorized).....................                                          8,438,630
                                                                                                                   =============
    Class C Shares
      (100 million shares of $.01 par value authorized).....................                                                94
                                                                                                                   =============
    Class R Shares
      (100 million shares of $.01 par value authorized).....................                                                92
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($271,051,783 / 25,543,483 shares)....................................                                             $10.61
                                                                                                                       =========
    Class B Shares
      ($87,846,730 / 8,438,630 shares)......................................                                             $10.41
                                                                                                                       =========
    Class C Shares
      ($979 / 94 shares)....................................................                                             $10.41
                                                                                                                       =========
    Class R Shares
      ($977 / 92 shares)....................................................                                             $10.62
                                                                                                                       =========


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF OPERATIONS                                                                        YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                    $ 20,726,708
      Cash dividends (net of $75,753 foreign taxes withheld at source)......                       1,924,318
                                                                                                  ___________
          TOTAL INCOME......................................................                                        $ 22,651,026
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                       1,840,790
      Sub-investment advisory fee-Note 3(a).................................                       1,365,789
      Dividends on securities sold short....................................                       1,861,794
      Shareholder servicing costs-Note 3(c).................................                       1,659,621
      Distribution fees-Note 3(b)...........................................                         738,585
      Prospectus and shareholders' reports..................................                         120,170
      Custodian fees........................................................                         106,205
      Professional fees.....................................................                          73,048
      Registration fees.....................................................                          72,468
      Interest expense-Note 2...............................................                          59,145
      Directors' fees and expenses-Note 3(d)................................                          49,789
      Miscellaneous.........................................................                          22,130
                                                                                                  ___________
          TOTAL EXPENSES....................................................                                           7,969,534
                                                                                                                    ___________
          INVESTMENT INCOME-NET.............................................                                          14,681,492
                                                                                                                    ___________
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions (including options transactions and foreign
          currency transactions)............................................                      $2,696,163
      Short sale transactions...............................................                     (22,403,778)
    Net realized gain on forward currency exchange contracts-Note 4(a);
      Long transactions.....................................................                         118,547
    Net realized (loss) on financial futures-Note 4(a);
      Short transactions....................................................                      (7,893,569)
                                                                                                 ___________
      NET REALIZED (LOSS)...................................................                                         (27,482,637)
    Net unrealized (depreciation) on investments, securities sold short and foreign currency transactions [including ($1,427,125) net
      unrealized (depreciation) on financial futures].......................                                         (28,971,658)
                                                                                                                    ___________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                         (56,454,295)
                                                                                                                    ___________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                        $(41,772,803)
                                                                                                                    =============


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                          -------------------------------
                                                                                             1994                   1995
                                                                                           --------               --------
OPERATIONS:
    Investment income-net...................................................              $9,823,170              $14,681,492
    Net realized (loss) on investments, securities sold short,
      foreign currency transactions and financial futures...................              (9,217,163)             (27,482,637)
    Net unrealized appreciation (depreciation) on investments, securities sold short,
      foreign currency transactions and financial futures for the year......              26,168,303              (28,971,658)
                                                                                        -------------            ______________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....                26,774,310              (41,772,803)
                                                                                        -------------            ______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................              (8,633,848)              (8,406,886)
      Class B shares........................................................                (913,770)              (1,940,644)
      Class C shares........................................................                   --                        --
      Class R shares........................................................                   --                        --
                                                                                        -------------            --------------
          TOTAL DIVIDENDS...................................................              (9,547,618)             (10,347,530)
                                                                                        -------------            --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................             116,664,797               39,533,363
      Class B shares....................................................                  85,400,651               26,973,391
      Class C shares........................................................                 --                         1,000
      Class R shares........................................................                 --                         1,000
    Dividends reinvested:
      Class A shares........................................................               4,857,514                5,143,774
      Class B shares........................................................                 489,988                  990,338
      Class C shares........................................................                    --                        --
      Class R shares........................................................                    --                        --
    Cost of shares redeemed:
      Class A shares........................................................            (147,154,408)            (136,312,596)
      Class B shares........................................................              (8,939,968)             (36,549,208)
      Class C shares........................................................                  --                       --
      Class R shares........................................................                  --                       --
                                                                                        -------------            --------------
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.              51,318,574             (100,218,938)
                                                                                        -------------            ---------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                  68,545,266             (152,339,271)
NET ASSETS:
    Beginning of year.......................................................             442,694,474              511,239,740
                                                                                        -------------            --------------
    End of year (including undistributed investment income-net:
      $9,771,962 in 1994 and $14,105,924 in 1995)...........................           $ 511,239,740            $ 358,900,469
                                                                                      ===============            ===============


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED
                                                                                     SHARES
                                                                                                CLASS C             CLASS R
                                                                                                ----------         --------
                                           CLASS A                      CLASS B                 PERIOD ENDED      PERIOD ENDED
                                     ------------------             ------------------
                                  YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                  ------------------------        ---------------------
                                  1994            1995             1994            1995            1995*            1995*
                                ---------        --------        ---------       ---------        ---------        --------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......           9,919,385        3,569,389      7,342,835         2,464,126          94               92
    Shares issued for
      dividends reinvested.        411,308          466,343         41,951            91,024          __             __
    Shares redeemed........    (12,560,968)     (12,382,551)      (783,960)       (3,400,272)         __             __
                                --------         --------        ---------        ----------       ---------        --------
          (DECREASE) IN
          SHARES OUTSTANDING    (2,230,275)      (8,346,819)     6,600,826          (845,122)         94              92
                                ===========      ===========    ===========      ===========      ===========      ===========
*  From August 22, 1995 (commencement of initial offering) to September 30, 1995.


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.




                                                 CLASS A                            CLASS B            CLASS C          CLASS R
                                 ------------------------------------------  --------------------     ----------       ---------
                                                                                                      PERIOD ENDED  PERIOD ENDED
                                        YEAR ENDED SEPTEMBER 30,           YEAR ENDED SEPTEMBER 30   SEPTEMBER 30,  SEPTEMBER 30,
                                 ----------------------------------------- -----------------------    ---------        --------
PER SHARE DATA:                1991     1992     1993     1994     1995    1993(1)   1994     1995       1995(2)       1995(2)
                               ----     ----     ----     ----     ----     ----    ----     ----        ----           ----
    Net asset value,
      beginning of year.....  $15.08    $12.97   $12.41  $11.42    $11.88  $10.58   $11.32   $11.69    $10.64          $10.84
                               ----     ----     ----     ----     ----     ----    ----     ----        ----           ----
    INVESTMENT OPERATIONS:
    Investment income-net....  .73       .40     .24      .24       .36      .03     .23       .31       .02            .04
    Net realized and
    unrealized
    gain (loss) on
    investments,
    securities sold short,
    foreign currency
    transactions and
    financial futures...      (.89)     (.39)    (.62)    .46     (1.37)   .71       .38     (1.38)       (.25)        (.26)
                               ----     ----     ----     ----     ----     ----    ----     ----        ----           ----
          TOTAL FROM
     INVESTMENT OPERATIONS..   (.16)    .01      (.38)   .70      (1.01)    .74      .61     (1.07)      (.23)         (.22)
                               ----     ----     ----     ----     ----     ----    ----     ----        ----           ----
    DISTRIBUTIONS:
    Dividends from
    investment
      income-net............   (.99)    (.57)    (.61)    (.24)    (.26)     --     (.24)     (.21)       --            --
    Dividends from net
    realized gain
      on investments.........  (.96)     --      --        --      --        --      --        --         --            --
                               ----     ----     ----     ----     ----     ----    ----     ----        ----           ----
        TOTAL DISTRIBUTIONS   (1.95)    (.57)    (.61)    (.24)    (.26)      --     (.24)    (.21)       --            --
                               ----     ----     ----     ----     ----     ----    ----     ----        ----           ----
    Net asset value,
     end of year              $12.97    $12.41  $11.42   $11.88   $10.61   $11.32   $11.69   $10.41      $10.41       $10.62
                               =====    =====    =====    =====   =====     =====    =====    =====       =====        =====
TOTAL INVESTMENT RETURN (3).  (.70%)    (.02%)  (2.70%)   6.14%   (8.58%)  6.99%(4)  5.35%   (9.27%)    (2.26%)(4)    (2.03%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating
     expenses to
      average net assets.      1.19%    1.19%    1.23%    1.21%   1.24%   1.49%(4)    1.99%   1.99%     .26%(4)       .14%(4)
    Ratio of interest
    expense and dividends
      on securities sold
      short to average
     net assets               .49%    .39%     .45%    .39%      .45%   .31%(4)   .40%      .45%      .06%(4)         .04%(4)
    Ratio of net investment
    income
    to average net assets      5.58%    2.83%    1.94%   2.06%    3.61%   .83%(4)   1.39%    2.86%    .23%(4)           .38%(4)
    Portfolio Turnover Rate   154.07%  344.29%  41.78%   45.57%   54.70%   41.78%    45.57%  54.70%    54.70%          54.70%
    Net Assets, end of year
      (000's Omitted)...    $755,450  $537,392 $412,316  $402,708 $271,052 $30,378 $108,532  $87,847       $1           $1
(1)    From January 15, 1993 (commencement of initial offering) to September 30, 1993.
(2)    From August 22, 1995 (commencement of initial offering) to September 30, 1995.
(3)    Exclusive of sales load.
(4)    Not annualized.
See notes to financial statements.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Comstock Partners, Inc. ("Comstock Partners") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $122,600,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1995. If not applied, $9,100,000 of the carryover expires in fiscal 1999, $29,800,000 expires in fiscal 2000, $17,800,000 expires in fiscal 2001, $56,700,000 expires in fiscal 2002, and $9,200,000 expires in fiscal 2003.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. Outstanding borrowings on September 30, 1995 under the line of credit, amounted to $10 million, at an annualized rate of 7.05%.
    The average daily amount of short-term debt outstanding during the year ended September 30, 1995 was approximately $859,000, with a related weighted average annualized interest rate of 6.89%. The maximum amount borrowed at any time during the year ended September 30, 1995 was $10 million.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment
Advisory Agreement with Comstock Partners (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:


   AVERAGE NET ASSETS                      DREYFUS         COMSTOCK PARTNERS
   --------------------                    -------           --------------
    0 up to $25 million................   .60 of 1%          .15 of 1%
    $25 up to $75 million..............   .50 of 1%          .25 of 1%
    $75 up to $200 million.............   .45 of 1%          .30 of 1%
    $200 up to $300 million............   .40 of 1%          .35 of 1%
    In excess of $300 million..........   .375 of 1%         .375 of 1%
    The Agreements further provide that the Fund may deduct from the fees to be paid to Dreyfus and Comstock Partners, or Dreyfus and Comstock Partners will bear such excess expense, to the extent required by state law, should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 21\2% of the first $30
DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the year ended September 30, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $13,897 during the year ended September 30, 1995 from commissions earned on sales of Fund shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the year ended September 30, 1995, $738,584 was charged to the Fund for the Class B shares and $1 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amount to be paid to Service Agents. For the year ended September 30, 1995, $822,664, $246,195 were charged to Class A and B shares, respectively, and no amounts were charged to the Class C shares, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and each director emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the year ended September 30, 1995:
                                           PURCHASES               SALES
                                        _______________       _______________
    Long transactions..............     $  87,407,314         $  77,568,367
    Short sale transactions........        136,098,892           76,244,500
                                        _______________       _______________
      TOTAL........................       $223,506,206         $153,812,867
                                        ==============        ==============
    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at September 30, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes open forward currency contracts at
September 30, 1995:
                                                                                                   U.S. DOLLAR      UNREALIZED
 FORWARD CURRENCY CONTRACTS:                                                       PROCEEDS           VALUE        (DEPRECIATION)
                                                                                   -------           -------       --------------
    SALES:
      Dutch Guilders, expiring 11/20/95......................                      $4,072,948       $4,203,262     $ (130,314)
      German Deutschemarks, expiring 11/17/95................                      73,520,652       75,890,661      (2,370,009)
      Swiss Francs, expiring 11/17/95........................                      42,549,364       45,252,174      (2,702,810)


                                                                                    COST
                                                                                   -------
    PURCHASES;
      Hong Kong Dollars, expiring 10/3/95....................                      $181,174            181,174            --
                                                                                                                   -------------
          TOTAl..............................................                                                      $ (5,203,133)
                                                                                                                   =============

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1995 and their related unrealized market appreciation (depreciation) are set forth in the Statement of Financial Futures.
    The Fund may purchase put and call options, including restricted options, which are not exchange traded in order to gain exposure to or protect against changes in the market. The Fund's exposure to credit risk associated with counter party nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the Statement of Investments.
    The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. As a result the Fund may be subject to credit risk from the issuer of DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sovereign Debt Obligations and the third party. In addition such loans may be less liquid and may be subject to greater price volatility.
    (B) At September 30, 1995, accumulated net unrealized appreciation on investments was $20,631,522, consisting of $46,860,961 gross unrealized appreciation and $26,229,439 gross unrealized depreciation, excluding foreign currency transactions.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CAPITAL VALUE FUND (A PREMIER FUND)
    We have audited the accompanying statement of assets and liabilities of Dreyfus Capital Value Fund
(A Premier Fund), including the statements of investments, financial futures and securities sold short, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Capital Value Fund (A Premier Fund) at September 30,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[Ernst & Young LLP signature logo]

New York, New York
November 13, 1995

[Dreyfus lion "d" logo]
DREYFUS
CAPITAL VALUE FUND
(A Premier Fund)
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Comstock Partners
10 Exchange Place, Suite 2010
Jersey City, NJ 07302
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.

Printed in U.S.A.                    107/634/607AR959
[Dreyfus logo]

Capital Value Fund
(A Premier Fund)
Annual Report
September 30, 1995